                                                                  EXHIBIT 10.2.1

                         PACIFIC GATEWAY EXCHANGE, INC.
                         1997 LONG-TERM INCENTIVE PLAN
                         -----------------------------


                                  AS AMENDED

                               TABLE OF CONTENTS

SECTION 1
GENERAL.......................................................................................................    1
             1.1.  Purpose....................................................................................    1
             1.2.  Participation..............................................................................    1

SECTION 2
OPTIONS.......................................................................................................    2
             2.1.  Definition.................................................................................    2
             2.2.  Eligibility................................................................................    2
             2.3.  Price......................................................................................    2
             2.4.  Exercise...................................................................................    3
             2.5.  Post-Exercise Limitations..................................................................    3
             2.6.  Expiration Date............................................................................    3
             2.7.  Reload Provision...........................................................................    4

SECTION 3
STOCK APPRECIATION RIGHTS.....................................................................................    5
             3.1.  Definition.................................................................................    5
             3.2.  Eligibility................................................................................    5
             3.3.  Exercise...................................................................................    5
             3.4.  Settlement of Award........................................................................    5
             3.5.  Post-Exercise Limitations..................................................................    6
             3.6.  Expiration Date............................................................................    6

SECTION 4
STOCK AWARDS..................................................................................................    6
             4.1.  Definition.................................................................................    6
             4.2.  Eligibility................................................................................    7
             4.3.  Terms and Conditions of Awards.............................................................    7

SECTION 5
STOCK PURCHASE PROGRAM........................................................................................    8
             5.1.  Purchase of Stock..........................................................................    8
             5.2.  Matching Shares............................................................................    8
             5.3.  Restrictions on Shares.....................................................................    8

SECTION 6
PERFORMANCE UNITS.............................................................................................    8
             6.1.  Definition.................................................................................    8
             6.2.  Eligibility................................................................................    8

                                      (i)

             6.3.  Terms and Conditions of Awards.............................................................    8
             6.4.  Settlement.................................................................................    9
             6.5.  Termination during Performance Period......................................................    9

SECTION 7
OPERATION AND ADMINISTRATION..................................................................................   10
             7.1.   Effective Date............................................................................   10
             7.2.   Shares Subject to Plan....................................................................   10
             7.3.   Individual Limits on Awards...............................................................   10
             7.4.   Adjustments to Shares.....................................................................   11
             7.5.   Limit on Distribution.....................................................................   12
             7.6.   Liability for Cash Payments...............................................................   13
             7.7.   Performance-Based Compensation............................................................   13
             7.8.   Withholding...............................................................................   14
             7.9.   Transferability...........................................................................   14
             7.10.  Notices...................................................................................   14
             7.11.  Form and Time of Elections................................................................   14
             7.12.  Agreement With Company....................................................................   14
             7.13.  Limitation of Implied Rights..............................................................   14
             7.14.  Evidence..................................................................................   15
             7.15.  Action by Company or Related Company......................................................   15
             7.16.  Gender and Number.........................................................................   15

SECTION 8
COMMITTEE.....................................................................................................   15
             8.1.  Administration.............................................................................   15
             8.2.  Selection of Committee.....................................................................   15
             8.3.  Powers of Committee........................................................................   15
             8.4.  Delegation by Committee....................................................................   16
             8.5.  Information to be Furnished to Committee...................................................   16
             8.6.  Liability and Indemnification of Committee.................................................   16

SECTION 9
CHANGE IN CONTROL.............................................................................................   17

SECTION 10
AMENDMENT AND TERMINATION.....................................................................................   18

APPENDIX A
AWARDS TO NONEMPLOYEE DIRECTORS...............................................................................   19

                                     (ii)

APPENDIX B
ELECTIVE DEFERRAL............................................................................................... 21

                                     (iii)

                        PACIFIC GATEWAY EXCHANGE, INC.
                         1997 LONG-TERM INCENTIVE PLAN
                         -----------------------------

                                  AS AMENDED
                                  ----------



                                   SECTION 1
                                   ---------

                                    GENERAL
                                    -------

     a.  Purpose.  The Pacific Gateway Exchange, Inc. 1997 Long-Term Incentive
         -------
Plan (the "Plan") has been established by Pacific Gateway Exchange, Inc. (the "Company") to:

     i. attract and retain employees and other persons providing services to the Company and the Related Companies (as defined below);

     ii. motivate Participants, by means of appropriate incentives, to achieve long-range goals;

     iii. provide incentive compensation opportunities that are competitive with those of other major corporations; and

     iv. further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

     b.  Participation.  Subject to the terms and conditions of the Plan, the
         -------------
Committee (as described in Section 8) shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more awards under Sections 2, 3, 4, 5 or 6 of the Plan (an "Award"), and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company or the Related

Companies. For purposes of the Plan, the term "Eligible Individual" shall mean any employee of the Company or a Related Company, any director and any other person providing material services to the Company or a Related Company.


                                   SECTION 2
                                   ---------

                                    OPTIONS
                                    -------

     a.  Definitions.  The grant of an "Option" under this Section 2 entitles
         -----------
the Participant to purchase shares of common stock of the Company ("Stock") at a price fixed at the time the Option is granted, subject to the terms of this Section. Options granted under this Section may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A "Non-Qualified Stock Option" is an Option that is not intended to be an Incentive Stock Option.

     b.  Eligibility.  The Committee shall designate the Participants to whom
         -----------
Options are to be granted under this Section and shall determine the number of shares of Stock subject to each such Option. To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

     c.  Price.  The determination and payment of the purchase price of a share
         -----
of Stock under each Option granted under this Section shall be subject to the following:

     i. The purchase price shall be established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the par value of a share of Stock on such date; further, provided, in no event shall the purchase price of a share of Stock under an Incentive Stock Option be less than the Fair Market Value (defined below) of a share of stock at the time the Option is granted.

     ii. Subject to the following provisions of this subsection, the full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     iii. The purchase price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the Committee.

     iv. A Participant may elect to pay the purchase price upon the exercise of an Option through a cashless exercise arrangement to the extent provided by the Committee.

     v. The "Fair Market Value" of a share of Stock of the Company as of any date shall be the closing price per share of Stock (or the mean of the closing bid and asked prices of a share, if the Stock is so reported) on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the NASDAQ National Market System or other national or regional securities exchange or market system on which the Stock is primarily traded, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

     vi. Except for adjustments pursuant to paragraph 7.4(b) (relating to the adjustment of shares), the purchase price for a share of Stock under any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

     d.  Exercise. Except as otherwise expressly provided in the Plan, an Option
         --------
granted under this Section shall be exercisable in accordance with the following terms of this subsection:

     i. The terms and conditions relating to exercise of an Option shall be established by the Committee, and may include, without limitation, conditions relating to completion of a specified period of service (subject to paragraph (b) below), achievement of performance standards prior to exercise of the Option or achievement of Stock ownership objectives by the Participant. The Committee, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

     ii. No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.6) applicable to that Option.

     iii. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right (as described in Section 3), if any.

     e.  Post-Exercise Limitations.  The Committee, in its discretion, may
         -------------------------
impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option (including stock acquired pursuant to the exercise of a tandem Stock Appreciation Right) as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant and such other factors as the Committee determines to be appropriate.

     f.  Expiration Date.  The "Expiration Date" with respect to an Option means
         ---------------
the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     i.     the ten-year anniversary of the date on which the Option is granted;

     ii. if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination;

     iii. if the Participant's Date of Termination occurs by reason of Retirement, the three-year anniversary of such Date of Termination; or

     iv. if the Participant's Date of Termination occurs for reasons other than Retirement, death or Disability, the three-month anniversary of such Date of Termination.

For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he both ceases to be an employee of the Company and the Related Companies and ceases to perform material services for the Company and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination after providing at least five years of service to the Company or the Related Companies and attaining age 65.

     g.  Reload Provision.  In the event the Participant exercises an Option and
         ----------------
pays all or a portion of the purchase price in Stock in the manner permitted by subsection 2.3, or satisfies withholding obligations in Stock if permitted under subsection 7.8, such Participant (either pursuant to the terms of the Option Award, or pursuant to the exercise of Committee discretion at the time the Option is exercised) may be issued a new Option to purchase additional shares of Stock equal to the number of shares of Stock surrendered to the Company in such payment. Such new Option shall have an exercise price equal to the Fair Market Value per share on the date such new Option is granted, shall first be exercisable six months from the date of grant of the new Option and shall have an Expiration Date on the same date as the Expiration Date of the original Option so exercised by payment of the purchase price or withholding in shares of Stock.


                                   SECTION 3
                                   ---------

                           STOCK APPRECIATION RIGHTS
                           -------------------------

     a.  Definition. Subject to the terms of this Section, a "Stock Appreciation
         ----------
Right" granted under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 3.4), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise over (b) a specified price designated at the time the Stock Appreciation Right is granted or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

     b.  Eligibility. Subject to the provisions of the Plan, the Committee shall
         -----------
designate the Participants to whom Stock Appreciation Rights are to be granted under the Plan, shall determine the exercise price or a method by which the price shall be established with respect to each such Stock Appreciation Right and shall determine the number of shares of Stock on which each Stock Appreciation Right is based. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously-granted Option or not in connection with an Option. If a Stock Appreciation Right is granted in connection with an Option then, in the discretion of the Committee, the Stock Appreciation Right may, but need not, be granted in tandem with the Option.

     c.  Exercise. The exercise of Stock Appreciation Rights shall be subject to
         --------
the following:

     i. If a Stock Appreciation Right is not in tandem with an Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee in connection with such rights; and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Stock Appreciation Rights or achievement of objectives relating to Stock ownership by the Participant. The Committee, in its sole discretion, may accelerate the vesting of any Stock Appreciation Right under circumstances designated by it at the time the Stock Appreciation Right is granted or thereafter. No Stock Appreciation Right subject to this paragraph may be exercised by a Participant after the Expiration Date (as defined in subsection 3.6) applicable to that Stock Appreciation Right.

     ii. If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

     d.  Settlement of Award. Upon the exercise of a Stock Appreciation Right,
         -------------------
the value to be distributed to the Participant, in accordance with subsection 3.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash or in a combination thereof, in the discretion of the Committee.

     e.  Post-Exercise Limitations. The Committee, in its discretion, may impose
         -------------------------
such restrictions on shares of Stock acquired pursuant to the exercise of a Stock Appreciation Right as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Stock by the Participant and such other factors as the Committee determines to be appropriate.

     f.  Expiration Date.  If a Stock Appreciation Right is in tandem with an
         ---------------
Option, then the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the related Option. If a Stock Appreciation Right is not in tandem with an Option, then the "Expiration Date" for the Stock Appreciation Right shall be the date established as the Expiration Date by the Committee; provided, however, that subject to the following provisions of this subsection, the Expiration Date with respect to any Stock Appreciation Right shall not be later than the earliest to occur of:

     i. the ten-year anniversary of the date on which the Stock Appreciation Right is granted;

     ii. if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; or

     iii. if the Participant's Date of Termination occurs by reason of Retirement, the three-year anniversary of such Date of Termination; or

     iv. if the Participant's Date of Termination occurs by reason other than Retirement, death or Disability, the three-month anniversary of such Date of Termination.


                                   SECTION 4
                                   ---------

                                 STOCK AWARDS
                                 ------------

     a.  Definition. Subject to the terms of this Section, a Stock Award under
         ----------
the Plan is a grant of shares of Stock to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee. Such conditions may relate to events

(such as performance or continued employment) occurring before or after the date the Stock Award is granted, or the date the Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Stock (as applicable) is referred to as the "Restricted Period". Stock Awards may provide for delivery of the shares of Stock at the time of grant or may provide for a deferred delivery date. A Stock Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company and may, but need not, be in lieu of cash otherwise awardable under such program.

     b.  Eligibility.  The Committee shall designate the Participants to whom
         -----------
Stock Awards are to be granted and the number of shares of Stock that are subject to each such Award.

     c.  Terms and Conditions of Awards.  Stock Awards granted to Participants
         ------------------------------
under the Plan shall be subject to the following terms and conditions:

     i. Beginning on the date of grant (or, if later, the date of distribution) of shares of Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant as owner of such shares shall have the right to vote such shares.

     ii. Payment of dividends with respect to Stock Awards shall be subject to the following:

            (1) On and after date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a stockholder with respect to such shares.

            (2) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights with respect to such shares.

            (3) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

            (4) A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee and shall be subject to such other terms and conditions as the Committee may determine.


                                   SECTION 5
                                   ---------

                            STOCK PURCHASE PROGRAM
                            ----------------------

     a.  Purchase of Stock. The Committee may, from time to time, establish one
         -----------------
or more programs under which Participants will be permitted to purchase shares of Stock under the Plan and shall designate the Participants eligible to participate under such Stock purchase programs. The purchase price for shares of Stock available under such programs, and other terms and conditions of such programs, shall be established by the Committee; provided, however, that with respect to shares of Stock purchased under a program that does not result in an award of matching shares (as provided in subsection 5.2), the purchase price may not be less than 50% of the Fair Market Value of the Stock at the time of purchase (or, in the Committee's discretion, the average stock value over a period determined by the Committee), and further provided that the purchase price may not be less than par value.

     b.  Matching Shares.  Except as otherwise provided in subsection 5.1, any
         ---------------
Stock purchase program established by the Committee under this Section may provide for the award of matching shares of Stock.

     c.  Restrictions on Shares. The Committee may impose such restrictions with
         ----------------------
respect to shares purchased under subsection 5.1, or matching shares awarded pursuant to subsection 5.2, as the Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Stock Awards under Section 4.


                                   SECTION 6
                                   ---------

                               PERFORMANCE UNITS
                               -----------------

     a.  Definition.  Subject to the terms of this Section, the Award of
         ----------
Performance Units under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. The number of units earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of grant of the Award are met. For purposes of the Plan, the "Performance Period" with respect to the award of any Performance Units shall be the period over which the applicable performance is to be measured.

     b.  Eligibility.  The Committee shall designate the Participants to whom
         -----------
Performance Units are to be granted and the number of units subject to each such Award.

     c.  Terms and Conditions of Awards.  For each Participant, the Committee
         ------------------------------
will determine the value of units, which may be stated either in cash or in units representing shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be paid in cash and the number of earned Performance Units to be paid in shares of Stock.

     d.  Settlement.  Settlement of Performance Units shall be subject to the
         ----------
following:

     i. The Committee will compare the actual performance to the performance measures established for the Performance Period and determine the number of units as to which settlement is to be made, and the value of such units.

     ii. Settlement of units earned shall be wholly in cash, wholly in Stock or in a combination of the two and distributed in a lump sum or installments, as determined by the Committee.

           (1) For Performance Units stated in units representing shares of Stock when granted, either one share of Stock will be distributed for each unit earned or cash will be distributed for each unit earned equal to either (A) the Fair Market Value of a share of Stock at the end of the Performance Period or (B) the average Stock value over a period determined by the Committee.

           (2) For Performance Units stated in cash when granted, the value of each unit earned will be distributed in its initial cash value or shares of Stock will be distributed based on the cash value of the units earned divided by (A) the Fair Market Value of a share of Stock at the end of the Performance Period or (B) the average Stock value over a period determined by the Committee.

     iii. Shares of Stock distributed in settlement of the units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine. Such vesting restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Stock Awards under Section 4.

     3.  Termination during Performance Period.  If a Participant's Date of
         -------------------------------------
Termination occurs during a Performance Period with respect to any Performance Units granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be eligible and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.


                                   SECTION 7
                                   ---------

                         OPERATION AND ADMINISTRATION
                         ----------------------------

     a.  Effective Date.  The Plan shall be effective as of the date it is
         --------------
adopted by the Board of Directors of the Company (the "Board"); provided, however, that Awards granted under the Plan prior to its approval by stockholders will be contingent on approval of the Plan by the Company's stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any shares of Stock awarded under it are outstanding and not fully vested; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board.

     b.  Shares Subject to Plan. The shares of Stock with respect to which
         ----------------------
Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 7.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 4,500,000 shares in the aggregate. Except as otherwise provided herein, any shares subject to an Award which for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid to a Participant in respect of such shares) shall again be available under the Plan.

     c.  Individual Limits on Awards. Notwithstanding any other provision of the
         ---------------------------
Plan to the contrary, no Participant shall receive any Award of an Option or Stock Appreciation Right under the Plan that is intended to constitute "performance-based compensation" (as that term is used in section 162(m) of the Code) to the extent that the sum of:

     i.    the number of shares of Stock subject to such Award;

     ii. the number of shares of Stock subject to all other prior Awards of Options and Stock Appreciation Rights under the Plan during the one-year period ending on the date of the Award; and

     iii. the number of shares of Stock subject to all other prior stock options and stock appreciation rights granted to the Participant under other plans or arrangements of the Company and Related Companies during the one-year period ending on the date of the Award;

would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection shall be based on the shares subject to the awards at the time of grant, regardless of when the awards become exercisable. Subject to the provisions of subsection 7.4, a Participant's "Individual Limit" shall be 500,000 shares. Options and Stock Appreciation Rights that are not intended to constitute "performance-based compensation" shall not be subject to the limit otherwise imposed by this subsection 7.3.


     d.  Adjustments to Shares.
         ---------------------

     i. If the Company shall effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of shares of Stock available under the Plan; (ii) the number of shares available under any individual or other limits; (iii) the number of shares of Stock subject to outstanding Awards; and (iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

     ii. If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange, the stockholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its stockholders, there shall be substituted for the shares subject to outstanding Awards an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the stockholders of the Company in respect of such shares, subject to the following:

          (1) If the Committee determines that the substitution described in accordance with the foregoing provisions of this paragraph would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments to the Awards to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Awards.

          (2) All or any of the Awards may be cancelled by the Committee on or immediately prior to the effective date of the applicable transaction, but only if the Committee gives reasonable advance notice of the cancellation to each affected Participant, and only if either: (A) the Participant is permitted to exercise the Award for a reasonable period prior to the effective date of the cancellation; or (B) the Participant receives payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Awards.

          (3) Upon the occurrence of a reorganization of the Company or any other event described in this paragraph (b), any successor to the Company shall be substituted for the Company to the extent that the Company and the successor agree to such substitution.

     (iii) Upon (or, in the discretion of the Committee, immediately prior to) the sale to (or exchange with) a third party unrelated to the Company of all or substantially all of the assets of the Company, all Awards shall be cancelled. If Awards are cancelled under this paragraph, then, with respect to any affected Participant, either:

          (1) the Participant shall be provided with reasonable advance notice of the cancellation, and the Participant shall be permitted to exercise the Award for a reasonable period prior to the effective date of the cancellation; or

          (2) the Participant shall receive payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Awards.

     The foregoing provisions of this paragraph shall also apply to the sale of all or substantially all of the assets of the Company to a related party, if the Committee determines such application is appropriate.

     (iv) In determining what action, if any, is necessary or appropriate under the foregoing provisions of this subsection, the Committee shall act in a manner that it determines to be consistent with the purposes of the Plan and of the affected Awards and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Awards for the Participants and the Company.

     (v) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (vi) Except as expressly provided by the terms of this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

     (vii) Awards under the Plan are subject to adjustment under this subsection only during the period in which they are considered to be outstanding under the Plan. For purposes of this subsection, an Award is considered "outstanding" on any date if the Participant's ability to obtain all benefits with respect to the Award is subject to limits imposed by the Plan (including any limits imposed by the Agreement reflecting the Award). The determination of whether an Award is outstanding shall be made by the Committee.

     e   Limit on Distribution. Distribution of shares of Stock or other amounts
         ---------------------
amounts under the Plan shall be subject to the following:

     (i) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

     (ii) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

     (iii) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     f   Liability for Cash Payments. Subject to the provisions of this Section,
         ---------------------------
each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the service rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

     g   Performance-Based Compensation. To the extent that the Committee
         ------------------------------
determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in Code section 162(m)(4)(C), it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary to satisfy such requirements including, without limitation:

     (i) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such Awards.

     (ii) The submission of such Awards and performance goals to the Company's stockholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval.

     (iii) Providing that no payment or distribution be made under such Awards unless the Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

To the extent that the Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Options or Stock Appreciation Rights, the Committee may, at the time the Award is granted, conform the Awards to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

     h   Withholding. All Awards and other payments under the Plan are subject
         -----------
to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns or to which a Participant is otherwise entitled under the Plan.

     i   Transferability. Awards under the Plan are not transferable except as
         ---------------
designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust for the benefit of a Participant's family), subject to such limits as the Committee may establish. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422.

     j   Notices. Any notice or document required to be filed with the Committee
         -------
under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     k   Form and Time of Elections.  Unless otherwise specified herein, each
         --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     l   Agreement With Company. At the time of an Award to a Participant under
         ----------------------
the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     m   Limitation of Implied Rights.
         ----------------------------

     (i) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

     (ii) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Stock are registered in his name.

     n   Evidence. Evidence required of anyone under the Plan may be by
         --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     o   Action by Company or Related Company. Any action required or permitted
         ------------------------------------
to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the company.

     p   Gender and Number.  Where the context admits, words in any gender shall
         -----------------
shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                   SECTION 8
                                   ---------

                                   COMMITTEE
                                   ---------
     a   Administration. The authority to control and manage the operation and
         --------------
administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 8.

     b   Selection of Committee. The Committee shall be selected by the Board,
         ----------------------
and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Securities Exchange Act of 1934.

     c   Powers of Committee. The authority to manage and control the operation
         -------------------
and administration of the Plan shall be vested in the Committee, subject to the following:

     (i) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, his present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (ii) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (iii) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (iv) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (v) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award.

     d   Delegation by Committee. Except to the extent prohibited by applicable
         -----------------------
law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     e   Information to be Furnished to Committee. The Company and Related
         ----------------------------------------
Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     f   Liability and Indemnification of Committee.  No member or authorized
         ------------------------------------------
delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                                   SECTION 9
                                   ---------

                               CHANGE IN CONTROL
                               -----------------

Except as otherwise provided in the Plan or in the agreement reflecting the applicable Award, ten days prior to the occurrence of a Change in Control (i) all outstanding Options and Stock Appreciation Rights shall become immediately exercisable, (ii) all shares of Restricted Stock and Performance Stock shall become fully vested, (iii) all vesting restrictions imposed under subsection 6.3 (relating to restrictions on shares purchased by Participants and matching shares) shall cease to apply, and (iv) Performance Units may be paid out in such manner and amounts as determined by the Committee; provided, however, such vesting, lapse of restrictions and payments shall be contingent upon the consummation of the Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to occur on the earliest of the existence of one of the following events:

     (a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of common stock of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Corporation, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

     (b) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

     (c) approval by the Company's shareholders of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than 50% of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.


                                  SECTION 10
                                  ----------

                           AMENDMENT AND TERMINATION
                           -------------------------

     The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 7.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board; and further provided that the provisions of paragraph 2.3(f) (relating to Option repricing) cannot be amended unless the amendment is approved by the Company's stockholders.

                                  APPENDIX A
                                  ----------

                        AWARDS TO NONEMPLOYEE DIRECTORS
                        -------------------------------

1.   Eligible Directors.  Each director of the Company who is not an employee of
     ------------------
the Company or Related Company and who does not own stock possessing more than 3% of the total combined voting power of all classes of stock of the Company (a "Nonemployee Director") shall be eligible for awards under this Appendix A.

2.   Awards.  Each individual who is a Nonemployee Director shall be granted the
     ------
following awards:

     (a) Initial Option Award - Upon his or her initial election or appointment to the Board, the Nonemployee Director shall be awarded an Option to purchase 20,000 shares of Stock upon such initial election or appointment (an "Initial Option").

     (b) Annual Option Award - On each subsequent anniversary of a Nonemployee Director's election or appointment, if the Nonemployee Director is then a member of the Board, the Nonemployee Director shall automatically be awarded an Option to purchase 6,000 shares of Stock (an "Annual Option").

     (c) Annual Stock Award - On January 1 of each year, if the Nonemployee Director is then a member of the Board, the Nonemployee Director shall automatically be awarded 3,000 shares of Stock (an "Annual Stock Award"); provided however, the Annual Stock Award shall not be made to a Nonemployee Director who has not been a member of the Board for the entire 12 month period preceding such award date.

     Nonemployee Directors who were first appointed to the Board prior to the effective date of this Plan and received an Initial Option under the Pacific Gateway Exchange, Inc. 1995 Stock Option Plan (the "1995 Plan") shall be eligible for Annual Options under this Plan on the anniversary of the Initial Option awarded under the 1995 Plan, to the extent that the Company determines that Annual Awards will no longer be made under the 1995 Plan.

3.   Exercise Price.  The exercise price per share with respect to an Option
     --------------
awarded under this Appendix A shall be the Fair Market Value of a share of Stock on the date such Option is awarded.

4.   Vesting.  Each Option granted under this Appendix A shall become
     -------
exercisable: (i) with respect to 1/4 of the shares awarded, on the first anniversary of the grant date (the "Initial Vesting Date"); and (ii) with respect to an additional 1/16 of the shares awarded, on each subsequent 3-month anniversary of the Initial Vesting Date until such time as this Option is fully exercisable.

5.   Expiration. The Expiration Date with respect to any Option awarded under
     ----------
this Appendix A shall be the earliest to occur of:

     (i)   the ten-year anniversary of the date on which the Option is granted;

     (ii) if the Nonemployee Director's service on the Board terminates by reason of death or Disability, the one-year anniversary of such termination of service;

     (iii) if the Nonemployee Director's service on the Board terminates for any reason other than death or Disability, the three-month anniversary of such termination of service.

6.   Other Terms and Conditions.  Except as provided in this Appendix A, the
     --------------------------
Option shall be subject to all of the terms and conditions of the Plan.

                                  APPENDIX B
                                  ----------

                               ELECTIVE DEFERRAL
                               -----------------

1.   Deferral Election. A Nonemployee Director may elect to defer delivery of
     ------------------
all or a portion of the shares of Stock otherwise distributable to him or her as an Annual Stock Award. An election to defer the receipt of Stock shall be filed at such time as the Committee may determine, but in all events prior to the date the Stock would otherwise be distributable to the Nonemployee Director.

2.   Accounts.  An "Account" shall be maintained on behalf of each Nonemployee
     ---------
Director who elects to defer the distribution of shares of Stock under this Appendix B, for the period during which delivery of shares of Stock is deferred. A Nonemployee Director's Account shall be subject to the following adjustments:

     (a) The Account will be credited with Stock Units equal to the number of shares of Stock as to which the Nonemployee Director has elected deferred receipt, with such Stock Units to be credited as of the date on which the shares would otherwise have been delivered to him in the absence of the deferral.

     (b) As of each dividend record date for the Stock following the date any Stock Units are credited to the Nonemployee Director's Account, and prior to the date of distribution of shares of Stock with respect to those Stock Units, the Nonemployee Director's Account shall be credited with additional Stock Units (including fractional Stock Units) equal to (i) the amount of the dividend that would be payable with respect to the number of shares of Stock equal to the number of Stock Units credited to the Nonemployee Director's Account on the dividend record date; divided by (ii) the Fair Market Value of a share
                                ----------
          of Stock on the date of payment of the dividend.

     (c) As of the date of any distribution of shares of Stock with respect to a Nonemployee Director's Account under subsection 3 of this Appendix B, the Stock Units credited to a Nonemployee Director's Account shall be reduced by the number of Shares so distributed to the Nonemployee Director.

     (d) The Account shall be adjusted from time to time, as necessary, in accordance with subsection 7.4.

3.   Distributions.
     --------------

     (a) Subject to the terms of this subsection 3, a Nonemployee Director shall specify in writing the time of distribution with respect to Stock Units deferred in accordance with this Appendix B.

     (b) At the time of distribution of deferred shares in accordance with the Nonemployee Director's election, the Nonemployee Director shall receive a distribution of shares of Stock equal to the number of Stock Units credited to his Account immediately prior to such distribution. If the scheduled distribution date would otherwise occur after a dividend record date but before the payment of the dividend, distribution shall be deferred (not more than 30 days) until the dividend is paid.

     (c) In determining a Nonemployee Director's right to distributions of stock under this subsection 3, the vesting provisions of subsection
          2.3 of the Plan shall apply to the Stock Units credited to the Nonemployee Director's Account as though each unit represented one share of Stock, and with all units attributable to payment of dividends being fully vested as of the date they are credited to the Nonemployee Director's Account.

     (d) an the event that a distribution of a Nonemployee Director's Account is made in installments, the Stock to be distributed shall be charged to the Account and shall be distributed in whole shares of Stock. The number of shares to be distributed in any installment shall be determined by rounding to the next highest integer the product obtained by multiplying the number of Stock Units then credited to the Nonemployee Director's Account by a fraction, the numerator of which is one and the denominator of which is the number of remaining payments to be made, including such payment.

     (e) If a Nonemployee Director dies before payment of his Account commences, all amounts then credited to his Account shall be distributed to his Beneficiary (as described below), as soon as practicable after his death, in a lump sum. If a Nonemployee Director dies after payment of his Account has commenced but before the entire balance of such Account has been distributed, the remaining balance thereof shall be distributed to his Beneficiary, as soon as practicable after his death, in a lump sum. For purposes of the Plan, the Nonemployee Director's "Beneficiary" is the person or persons the Nonemployee Director designates, which designation shall be in writing, signed by the Nonemployee Director and filed with the Committee prior to the Nonemployee Director's death. A Beneficiary designation shall be effective when filed with the Committee in accordance with the preceding sentence. If more than one Beneficiary has been designated, the balance in the Nonemployee Director's Account shall be distributed to each such Beneficiary as indicated, and if not indicated, per capita.

          In the absence of a Beneficiary designation or if no Beneficiary survives the Nonemployee Director, the Beneficiary shall be the Nonemployee Director's estate.

     (f) Notwithstanding the foregoing, the Committee, in its sole discretion, as of any date, may accelerate the distribution of the balance in the Account of any Nonemployee Director, with such acceleration to be paid in a single lump sum (or former Nonemployee Director).

     (g) To the extent provided by the Committee, all or any portion of any Account balance may be settled by distribution of cash equal to the Fair Market Value of the Stock corresponding to the Stock Units as to which distribution is made, with the Fair Market Value determined for the date immediately prior to the date on which the distribution is made.

     (h) Notwithstanding the foregoing provisions of this subsection 3, if any Stock Units are credited to a Nonemployee Director's Account as of the date of a Change in Control, the Nonemployee Director shall receive a distribution of shares of Stock equal to the number of such Stock Units. Such distribution shall be in settlement of the Nonemployee Director's rights to distribution under this subsection 3, provided that if the record date for a dividend is prior to a Change in Control, but the dividend payment is to occur after such Change in Control, the additional shares attributable to such dividends shall be distributed as soon as practicable thereafter.

4.   Limitation of Implied Rights.  Neither the Nonemployee Director nor any
     ----------------------------
other person shall, by reason of deferral of shares of Stock under this Appendix B, acquire any right in or title to any assets, funds or property of the Company whatsoever prior to the date such shares are distributed. A Nonemployee Director shall have only a contractual right to the shares and cash, if any, distributable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan shall constitute a guarantee by the Company that the assets of the Company shall be sufficient to provide any benefits to any person.